          Exhibit 10.7 - Assignment of Lease and Modification of Lease
       Agreement dated August 17,1998 between HOOPP Realty Inc., Techwest
           Management Inc., Sideware Systems Inc., and BrainTech, Inc.

                             ASSIGNMENT OF LEASE AND
                         MODIFICATION OF LEASE AGREEMENT


This Assignment of Lease and Modification of Lease Agreement dated as of the 17th day of August, 1998.


BETWEEN:

         HOOPP REALTY INC. by its duly appointed agent EDGECOMBE REALTY ADVISORS INC. of 1704-1166 Alberni Street, Vancouver, B.C. V6E 2Z3

         (the "Landlord")

AND:

         TECHWEST MANAGEMENT INC. #102 - 930 West 1st Street, North Vancouver, B.C. V7P 3P7

              (the "Tenant")


AND:
         SIDEWARE SYSTEMS INC. #102 - 930 West 1st Street, North Vancouver, B.C. V7P 3P7

         (the "Assignor")

AND:

         SIDEWARE SYSTEMS INC. and BRAINTECH INC. #102-930 West First Street, North Vancouver, B.C., V7P 3P7

         (the "Co-Covenantors")

         WHEREAS

A. The Landlord and the Assignor are parties to a lease (the "Original Lease") whereby the Assignor leased from the Landlord Suite 102 and the upper portion of Suite 103 - 930 West 1st Street, North Vancouver, B.C. for a term expiring August 31, 2001, a copy of which is attached hereto as Schedule A.

B. By a Modification of Lease Agreement dated the 12th day of August, 1996 (the "First Modification") the Assignor and the Landlord agreed to extend the term of the Lease, additionally lease the lower portion of Suite 103 and modify the Lease on the terms and conditions as therein set forth, a copy of which is attached as Schedule B.

C. The Original Lease and the First Modification taken together are hereinafter referred to as the Lease, and Suite 102 and 103 - 930 West 1st Street, North Vancouver, B.C. are hereinafter referred to as the Existing Premises.

D. The Tenant performs maintenance functions for Co-Covenantors and the Lease is to be assigned to the Tenant.

E. The Tenant wishes to lease additional space described as Suites 100 and 101 (lower) and 104 and 105 (upper) (the "Expansion Premises") from the Landlord and to modify the Lease as herein set forth and the Landlord wishes to lease such Expansion Premises to the Tenant and modify the Lease as herein set forth.

F. The Existing Premises and the Expansion Premises take together shall hereinafter be referred to as the Leased Premises.

            NOW THEREFORE THIS MODIFICATION OF LEASE AGREEMENT WITNESSES that in consideration of the sum of $10.00 now paid by each party to the other (the receipt and sufficiency of which is hereby acknowledged by each of the parties), the rents, covenants, conditions and agreements herein reserved and contained and other good and valuable consideration, the parties covenant and agree with each other as follows:

1. All capitalized terms not otherwise defined herein or in the recitals hereto shall have the respective meanings attributed to them in the Lease.

2. Effective September 1, 1998 (the "Effective Date") the Assignor hereby grants and assigns unto the Tenant the Existing Premises together with the residue of the unexpired term of the Lease and the said Lease as they relate to the Existing Premises and all the benefit and advantage to be derived therefrom subject to the payment of Minimum Rent and Additional Rent and the performance of the covenants and agreements contained in the Lease with respect to the Existing Premises.

3. The Tenant hereby covenants with the Assignor and the Landlord to abide by the terms and conditions of the Lease with respect to the Existing Premises and to pay Minimum Rent and Additional Rent and observe and perform the covenants and obligations in the Lease and this Agreement.

4. The Assignor hereby covenants to continue to abide by the terms and conditions of the Lease and observe and perform the covenants and conditions in the Lease.

5. The Landlord hereby consents to the assignment of the Lease on the terms and conditions contained herein without releasing the Assignor from its obligations under or in respect of the Lease.

6. The Landlord hereby leases to the Tenant, the Expansion Premises on the terms and conditions set out in the Lease and the parties hereby agree to be bound by the terms and conditions of the Lease subject to the amendments, modifications and additions contained herein effective the Effective Date.

7. Article 1.01 of the Lease is deleted in its entirety and replaced with the following:


                                    ARTICLE 1
                       BASIC TERMS. SCHEDULES. DEFINITIONS

1.01       BASIC TERMS

           (a)      (i)       Landlord: HOOPP REALTY INC. by its duly appointed
                              agent EDGECOMBE REALTY ADVISORS INC.

                   (ii) Address of Landlord: c/o Edgecombe Realty Advisors Inc., Suite 1704, 1166 Alberni Street, Vancouver, B.C. V6E 2Y3

            (b)     (i)       Tenant: TECHWEST MANAGEMENT INC.

                   (ii)       Description of Tenant: Computer Software
                              Development

                  (iii) Address of Tenant: 102-930 West 1st Street, North Vancouver, B.C. V7P 317

                   (iv)       Operating Name: N/A

            (c)     (i)       Co-Covenantor: SIDEWARE SYSTEMS INC. and BRAINTECH
                              INC.

                   (ii)       Description of Co-Covenantor: Computer Software
                              Developer

                  (iii)       Address of Co-Covenantor: 102-930 West 1st Street,
                                                        North Vancouver, B.C.,
                                                        V7P 317

             (d)    Address of Premises:        Suites 100, 101, 102,
                                                103(lower), 102, 103, 104, 105
                                                (upper) - 930 West 1st Street,
                                                North Vancouver, B.C. V7P 3P7


             (e)    Floor Area: 14,867 square feet.


              (f)   (i)     Term: 5 years.

                   (ii)     First Day of Term:  September 1, 1998

                  (iii)      Termination Date: August 31, 2003

             (g) Minimum Rent (per square foot):

   Lease Year                Minimum Rent Per           Monthly Minimum               Annual Minimum
                              Square Foot of                Rent                          Rent
                                Floor Area
         I                      $13.00                    $16,105.92                    $193,271.00
         2                      $13.25                    $16,415,65                    $196,987.75
         3                      $13.50                    $16,725.38                    $200,704.50
         4                      $13.75                    $17,035.10                    $204,421.25
         5                      $14.00                    $17,344.83                    $208,138.00

       (h)    Use of Premises: Office for conduct of Tenant's business

       (i)    Fixturing Period: N/A

         The foregoing Basic Terms are hereby approved by the parties and each reference in this Lease to any of the Basic Terms shall be construed to include the provisions set forth.

8. The Landlord shall complete at its own cost and expense all of the Landlord's work described in Schedule C hereto. Any work not described in Schedule C hereto shall be Tenant's work hereunder and shall be the Tenant's responsibility and to be performed by the Tenant.

9. Article 17.19 of the Lease entitled "Tenant's Improvements" is deleted in its etitirety and replaced with the following:

            "17.19          Tenant's Improvements

                                     The Landlord shall reimburse the Tenant for improvements to the Leased Premises completed and paid for by the Tenant, to a maximum amount of $80,000.00. Such money shall be due and payable upon execution of this Lease by all parties, occupancy of the Leased Premises by the Tenant and receipt by the Landlord of paid invoices from the Tenant's contractor. All Tenant's improvements shall be completed in a good and workmanlike manner in accordance with plans and specifications submitted to the Landlord for approval and in accordance with the provisions of the Lease. Notwithstanding anything to the contrary, if the Landlord's work and the Tenant's work are completed prior to the first day of the term such that the Tenant is able-to take early possession of the Leased Premises and conduct its business operations there in, all provisions of this Lease shall apply and the Tenant shall commence payments of Minimum Rent and Additional Rent as of such date.

10. Page 2 of Schedule A of the Lease is arnended by deleting it in its entirety and replacing it with the floor plan attached hereto as Schedule D.

11. Schedule E of the Lease is deleted in its entirety and replaced with the Offer to Lease attached as Schedule B hereto.

12. The Tenant shall have the use of 21 parking stalls in the Development.

13. This Agreement as of and from the Effective Date will be read and construed along with the Lease and treated as a part thereof; and the Lease as modified hereby will continue to be of full force and effect with respect to the Leased Premises.

14. This Agreement will enure to the benefit of and be binding upon each of the Landlord, the Tenant, the Assignor and the Covenantors and their respective successors and permitted assigns.

15. The parties will execute promptly such further assurances and do all such further things as may be required in order to effect or perfect the terms of this Agreement.

            IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.


                                HOOPP REALTY INC. by its duly
                                appointed  agent   EDGECOMBE   REALTY  ADVISORS
                                INC. by its authorized signatories:


                                         "signed"
                                --------------------------------------------
                                Name:

                                         "signed"
                                --------------------------------------------
                                Name:

                                TECHWEST MANAGEMENT INC. by its authorized signatories:


                                         "signed"
                                --------------------------------------------
                                Name:

                                         "signed"
                                --------------------------------------------
                                Name:

                                SIDEWARE   SYSTEMS   INC.  by  its   authorized
                                signatories:


                                         "signed"
                                --------------------------------------------
                                Name:

                                         "signed"
                                --------------------------------------------
                                Name:


                                BRAINTECH INC. by its authorized signatories:


                                         "signed"
                                --------------------------------------------
                                Name:

                                         "signed"
                                --------------------------------------------
                                Name: